UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               FORM 8-K

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES  EXCHANGE ACT OF 1934

    Date of Report (date of earliest event reported)  September 29, 1997

                  BENEFICIAL MORTGAGE SERVICES, INC.
                              (Depositor)


               BENEFICIAL HOME EQUITY LOAN TRUST 1997-1
           (Issuer in Respect of the Beneficial Home Equity
            Loan Asset Backed Certificates, Series 1997-1)

        (Exact name of registrant as specified in its charter)

   New York (Issuer)         333-21511          13-3951599 (Issuer)
    (State or other       (Commission File      (I.R.S. Employer
    jurisdiction of           Number)          Identification No.)
   incorporation or
     organization)

   c/o 301 North Walnut Street
        Wilmington, Delaware                       19801
 (Address of principal executive                (Zip Code)
             offices)

  Registrant's telephone number, including area code:  (302) 425-2500


     (Former name or former address, if changed since last report)
                                 NONE










Item 7.  Financial Statements and Exhibits

Exhibit 20.1   Beneficial  Home Equity Loan Asset Backed  Certificates,
               Series   1997-1  Statement  to Certificateholders  dated
               September  29, 1997.




                              SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of Beneficial Home Equity Loan Trust 1997-1 by the undersigned, thereunto duly authorized.



                    BENEFICIAL HOME EQUITY LOAN TRUST 1997-1
                              Registrant

                    By:  Beneficial Mortgage Services, Inc.
                              (Depositor)




                    By:  /s/ Richard J. Zak_________
                         Richard J. Zak
                         Vice President and Controller



October 1, 1997

                             Exhibit Index
Exhibit
Number                   Exhibit

20.1      Beneficial Home Equity Loan Asset Backed Certificates,
          Series 1997-1 Statement to Certificateholders dated  September  29,
          1997.

Exhibit 20.1

               STATEMENT TO CERTIFICATEHOLDERS

Beneficial Mortgage Services, Inc. Current Collection Period: 28-Jul-97 to 27-Aug-97
Beneficial Home Equity Loan Asset Backed Certificates P&S Agreement Date:
01-May-97
     Class A Certificates, Series 1997-1
     Class M Certificates, Series 1997-1 Original Settlement Date:20-May-97 Class B Certificates, Series 1997-1 Distribution Date:29-Sep-97
                                         Stepdown Date: 28-May-00
                                         Senior Enhancement Pct:  10.736%

               1 Month LIBOR 5.62500%

               Class A Pass-Through Rate (1 mo LIBOR + 12 bps) 5.74500% Class M Pass-Through Rate (1 mo LIBOR + 25 bps) 5.87500% Class B Pass-Through Rate (1 mo LIBOR + 36 bps) 5.98500%

 Distribution to Holders of Class A Certificates (per Certificate with a $1,000 denomination)

      1 i.     Amount Allocable to Class A Principal                 34.192591
        ii.    Amount Allocable to Unpaid Class A Principal Shortfall 0.000000
        iii.   Remaining Unpaid Class A Principal Shortfall After
               Such Distribution                                      0.000000

      2 i.     Amount Allocable to Class A Interest                   4.518443
        ii.    Amount Allocable to Class A Carryover Interest
               Shortfall                                              0.000000
        iii.   Amount Allocable to Unpaid Class A Interest Shortfall  0.000000
        iv.    Remaining Unpaid Class A Interest Shortfall After
               Such Distribution                                      0.000000

      3 i.     Amount of Class A Principal Shortfall For Such
               Distribution Date                                      0.000000
        ii.    Amount of Class A Interest Shortfall For Such
               Distribution Date                                      0.000000

 Distribution to Holders of Class M Certificates (per Certificate with a $1,000 denomination)

      4 i.     Amount Allocable to Class M Principal                  0.000000
        ii.    Amount Allocable to Unpaid Class M Principal Shortfall 0.000000
        iii.   Remaining Unpaid Class M Principal Shortfall After
               Such Distribution                                      0.000000

      5 i.     Amount Allocable to Class M Interest                   5.222222
        ii.    Amount Allocable to Class M Carryover Interest
               Shortfall                                              0.000000
        iii.   Amount Allocable to Unpaid Class M Interest Shortfall  0.000000
        iv.    Remaining Unpaid Class M Interest Shortfall After
               Such Distribution                                      0.000000

      6 i.     Amount of Class M Principal Shortfall For Such
               Distribution Date                                      0.000000
        ii.    Amount of Class M Interest Shortfall For Such
               Distribution Date                                      0.000000

 Distribution to Holders of Class B Certificates (per Certificate with a $1,000 denomination)

      7 i.     Amount Allocable to Class B Principal                  0.000000
        ii.    Amount Allocable to Unpaid Class B Principal Shortfall 0.000000
        iii.   Remaining Unpaid Class B Principal Shortfall After
               Such Distribution                                      0.000000

      8 i.     Amount Allocable to Class B Interest                   5.320000
        ii.    Amount Allocable to Class B Carryover Interest
               Shortfall                                              0.000000
        iii.   Amount Allocable to Unpaid Class B Interest Shortfall  0.000000
        iv.    Remaining Unpaid Class B Interest Shortfall After
               Such Distribution                                      0.000000

      9 i.     Amount of Class B Principal Shortfall For Such
               Distribution Date                                      0.000000
        ii.    Amount of Class B Interest Shortfall For Such
               Distribution Date                                      0.000000

     10 i.   Monthly Excess Cashflow		                3,150,231.50
         ii.  Overcollateralization Amount            11,783,809.26
         iii. Targeted Overcollaterzalization Amount 16,964,309.86
         iv.  Overcollateralization Amount for Such
              Distribution Date  14,934,040.76
          v.  Overcollateralization Release Amount            0.00
         vi.  Extra Principal Distribution Amount      3,150,231.50

     11        Ending Class A Certificate Balance    632,179,048.21
     12        Ending Class A Certificate Factor         85.0619954%

     13        Ending Class M Certificate Balance      32,313,000.00
     14        Ending Class M Certificate Factor         100.0000000%
     15	   Adjusted Class M Certificate Balance   32,313,000.00

     16        Ending Class B Certificate Balance      32,313,000.00
     17        Ending Class B Certificate Factor          100.000000%
     18	   Adjusted Class B Certificate Balance    32,313,000.00

     19 i.     Ending Pool Number of Loans                     12,665
        ii.    Ending Pool Balance                     711,739,088.97

     20 i.     Number of Mortgage Loans 30 to 59 Days Delinquent   504
        ii.    Aggregate Principal Balances of Mortgage Loans
               30 to 59 Days Delinquent                  30,855,582.70
        iii.   Number of Mortgage Loans 60 or More Days Delinquent  149
        iv.    Aggregate Principal Balances of Mortgages 60 or
               More Days Delinquent                      10,601,158.43
     21 i.   Number of Properties Acquired Through Foreclosure       4
         ii.   Book Value of Real Estate Aquired Through
                Foreclosure or Grant of a Deed              462,187.69
        iii.   Liquidated Loan Losses for the Period              0.00
         iv.   Cumulative Liquidated Loan Losses                  0.00